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                                                             EXHIBIT 23(i)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement, Forms S-3, No. 333-26769, of Medicore, Inc. and in the related Prospectus of our report dated March 25, 1998, with respect to the consolidated financial statements and schedule of Medicore, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1997.


                                By /s/ Ernst & Young, LLP

                                ERNST & YOUNG, LLP

March 27, 1998
Miami, Florida